EXHIBIT 32.1
                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-oxley Act of 2002



In connection with the annual report of Vacation Ownership Marketing, Inc. (the "COMPANY") on Form 10-KSB for the period ended May 31, 2003 as filed with the SEC on the date hereof (the "REPORT"), I hereby certify, in my capacity as an officer of the Company, for purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ CHRISTOPHER ASTROM
----------------------
Christopher Astrom
Chief Executive Officer
Chief Financial Officer
August 29, 2003